ING Life Insurance and Annuity Company

and its

Variable Annuity Account I Retirement Master

Supplement dated September 30, 2009 to the Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information (SAI), each dated May 1, 2009, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus, Contract Prospectus Summary and SAI. Please read it carefully and keep it with your current variable annuity Contract Prospectus, Contract Prospectus Summary and SAI for future reference.

Effective October 5, 2009, shares of the OpCap Mid Cap Portfolio available under your contract will be designated as “Class I Shares.” Accordingly, all references to the OpCap Mid Cap Portfolio in the fund list in the Prospectus, Prospectus Summary and SAI should now include “Class I Shares.”

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial Advisers, LLC (Member SIPC), One Orange Way, Windsor, CT 06095-4774, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V. Insurance obligations are the responsibility of each individual company.

X.130822-09C	September 2009